REGULATORY FRAMEWORK	12 Months Ended
Dec. 31, 2025
REGULATORY FRAMEWORK [Abstract]
REGULATORY FRAMEWORK
17.	REGULATORY FRAMEWORK

a.	Regulatory framework of the Natural Gas Transportation Segment

General Aspects

Regarding tgs’ Natural Gas Transportation business, it is regulated by Law No. 24,076 (“the Natural Gas Act”), its regulatory Decree No. 1,738/92 and the Regulatory framework for the transportation and distribution of natural gas in Argentina. The Natural Gas Act created ENARGAS, which is entitled, among other things, to set the basis for the calculation, monitoring, approval of tariffs and the power to verify compliance with the Natural Gas Law and its regulations. On January 28, 2016, Resolution No. 7 of the Ministry of Energy and Mining (“MINEM”) of Argentina repealed the Resolution 2000/2005 of the former Ministry of Federal Planning, Public Investment and Services (“ex MPFIPyS”) which provided that all tariff increases should have the prior intervention of the Undersecretary of Coordination and Management Control.

tgs' License has been granted for an original period of 35 years beginning on December 28, 1992. However, the Natural Gas Act provides that tgs may apply to ENARGAS for a renewal of its license for an additional period of ten years. ENARGAS should evaluate at that time the performance of tgs and raise a recommendation to the Executive Branch. At the end of the period of validity of the license, 35 or 45, as appropriate, the Natural Gas Act requires a call for a new tender for the granting of a new license, in which tgs, provided the Company fulfilled substantially with the obligations resulting from the license, would have the option of matching the best offer that the Government received in this bidding process.

On September 8, 2023, the Company submitted to ENARGAS a request to initiate the procedure established in Article 6 of the Natural Gas Law in order to renew the License for providing the public natural gas transportation service. On June 13, 2024, ENARGAS issued a technical and legal report concluding that the Company had fully complied with its obligations, which enabled the holding of the non-binding public hearing on October 21, 2024 and the subsequent recommendation to the National Executive Branch (NEB). As a result, on July 24, 2025, through Decree No. 495/2025, the NEB granted an extension of the License for an additional 20-year period, effective as of December 28, 2027.

Tariff situation

Prior the enactment of the Public Emergency Law, and according to the Regulatory Framework, transportation tariffs were to be calculated in US dollars and converted into Argentine pesos at the time the customer was billed using the exchange rate prevailing at the date of the billing. The basic natural gas transportation tariffs charged by tgs had been established at the time of the privatization of GdE and were to be adjusted, subject to prior authorization, in the following cases: (i) semi-annually to reflect changes in the US producer price index (“PPI”) and (ii) every five years according to efficiency and investment factors determined by ENARGAS. The “efficiency factor” was a reduction to the base tariff resulting from future efficiency programs while the “investment factor” increased the tariffs to compensate the licensees for future investments which were not repaid through tariffs. Also, subject to ENARGAS approval, tariffs were to be adjusted to reflect non-recurrent circumstances or tax changes, other than income tax.

Following the enactment of the Public Emergency Law, the adjustment clauses for tariffs based on the value of the US dollar and those based on foreign price indexes, as well as any other indexing mechanism, were eliminated. Additionally, the law established an exchange rate of one Argentine peso equal to one US dollar for tariffs and granted the Executive Branch power to renegotiate public service contracts with the licensee companies according to certain criteria established therein. The law, after successive extensions, expired on December 31, 2017.

Between July 2003 and March 2018, the Company received a series of temporary tariff increases under the framework of the Integral Tariff Review (“RTI” for its acronym in Spanish) process initiated after the Public Emergency Law was passed.

After being approved by the various intervening government agencies and the National Congress, the 2017 Integral Agreement signed on March 30, 2017 was ratified on March 27, 2018, through Decree No. 250/2018 (the “Decree 250”) of the Executive Branch. This decree represents the conclusion of the RTI process and the completion of the 2017 Transitional Agreement, and thus, the final renegotiation of the license after seventeen years of negotiations.

The 2017 Integral Agreement sets the guidelines for the provision of the natural gas transportation service until the end of the License. Among these guidelines:

•
The RTI Process, which will culminate in the signing of the integral agreement, was approved. As a result of this RTI, a new tariff schedule was also approved. This new tariff schedule applicable to the Company determined a total tariff increase of 214.2% and 37%, in the event that it had been granted in a single installment as of April 1, 2017, on the tariff of the natural gas transportation service and the CAU, respectively.

•
A Five-Year Investment Plan is approved. Resolution 4362 obliged tgs for the execution of the Five-Year Plan, which requires a high level of essential investments for the operation and maintenance of the pipeline system, to provide quality, safe and reliable service. The Five-Year Plan shall be for the period from April 1, 2017 to March 31, 2022 and will amount to Ps. 6,786,543, expressed in December 31, 2016 currency terms.

•
A non-automatic six-month adjustment mechanism for the natural gas transportation tariff and the investment commitments were approved. This adjustment must be approved by ENARGAS and for its calculation, the evolution of the WPI published by INDEC will be considered.

•
tgs and its shareholders must withdraw any claim against the Government related to the natural gas transportation business, including the arbitration proceedings before the ICSID. The Company desisted from it on June 26, 2018.

Semi-annual tariff increase

Following the completion of the RTI in 2018, the Company was entitled to apply semiannual adjustments based on the variation of the WPI. However, this mechanism was affected by deferrals and freezes imposed by the National Government. At the public hearing held on September 4, 2018, tgs requested a 30% increase based on the WPI variation, but ENARGAS granted an adjustment of 19.7% (Resolution No. 265/2018), effective as from October 2018. Subsequently, in April 2019, an increase of 26% was approved (Resolution No. 192/2019), while accumulated inflation during that period exceeded 47%, evidencing a significant mismatch.

As from October 2019, adjustments were deferred (Resolution No. 521/2019) and ultimately suspended by the Solidarity Law and complementary decrees, initiating a renegotiation process that extended beyond the established deadlines. During this period, public hearings were held (March 2021, January 2022, and January 2023), and transitional tariff regimes (RTT) were implemented, with limited increases compared to inflation: 60% in March 2022 and 95% in April 2023, while accumulated inflation between October 2019 and April 2023 exceeded 500%.

The failure to apply the semiannual adjustment methodology affected the economic and financial equation of the License and compelled the Company to file multiple administrative claims, including motions for reconsideration, challenges, and requests for compensation due to non-compliance with the regulatory framework. Furthermore, the resolutions issued imposed additional restrictions, such as the prohibition to distribute dividends without prior authorization, which limited corporate management. This context reflects the complexity of the regulatory process and its economic impact on investment planning and business sustainability.

Under Decrees 1020 and 815, on December 7, 2022, ENARGAS issued Resolution No. 523/2022 which called for a public hearing on January 4, 2023 to, among other issues, consider the transitory adjustment of tariffs for the public natural gas transportation service.

On March 16, 2023, the TGS Board of Directors approved the proposed addendum to the transitional renegotiation agreement (the "2023 Transition Agreement") sent by ENARGAS. This addendum was subsequently ratified by the PEN through Decree No. 250/2023 of April 29, 2023. Previously, on April 27, 2023, ENARGAS issued Resolution No. 186/2023 through which the new tables were published. current tariffs.

The 2023 Transition Agreement had similar conditions to the previous transitional agreements and included:

- As of April 29, 2023, a temporary rate increase of 95% on the natural gas transportation rate and the CAU.

- During its term, tgs could only distribute dividends after requesting authorization from ENARGAS, subject to the approval of the Ministry of Economy.

On December 14, 2023, through ENARGAS Resolution No. 704/2023, a public hearing was called to consider a transitional tariff adjustment. Subsequently, Decree No. 55/2023 declared the national energy sector emergency until December 31, 2024, which was extended on several occasions, postponing the completion of the Five-Year Tariff Review (5YTR) and providing for the intervention of ENARGAS as from January 1, 2024.

As a result of the public hearing held on January 8, 2024, on March 26, 2024, the 2024 Transitional Agreement was executed between tgs and ENARGAS, establishing a temporary 675% increase in natural gas transportation tariffs, effective as from April 3, 2024, pursuant to Resolution No. 112/2024.

Furthermore, tariffs were to be adjusted monthly, starting in May 2024 and until the completion of the RTQ process, based on an index composed of: (i) 47% Wage Index – Registered Private Sector (INDEC), (ii) 27.2% WPI, and (iii) 25.8% Construction Cost Index – Materials Chapter (INDEC). This agreement also removed the previous restriction on dividend payments.

During the months of May to July 2024, ENARGAS notified tgs that it would postpone the implementation of the monthly tariff adjustment. Likewise, it notified that it would replace the monthly adjustment methodology mentioned above for the remainder of 2024. According to the ENARGAS notification, the monthly tariff increase would be based on the expected inflation to be estimated by the Ministry of Economy for said periods.

On July 1, ENARGAS once again informed the Company of the postponement of the monthly tariff increase, this time corresponding to the month of July, maintaining the tariff schedules in effect since April 3, 2024.

During the year 2024 and the completion of the 5YTR process in the first quarter of 2025, the Company received tariff increases of 675%, 4%, 1%, 2.7%, 3.5%, 3%, 2.5%, 1.5% and 1.7%, effective from April 3, August 1, September 2, October 1, November 4, December 4, 2024 and January 1, February 1, and March 1, 2025, respectively.

Completion of the 5YTR

It is worth noting that the operation of gas pipelines by tgs requires a high level of investment related to the quality, safety and reliability of the service. This is the reason why it is important to determine the tariff for the public service of natural gas transportation based on a prudent and efficient economic operation, which allows obtaining sufficient income for the provision of a sustainable, safe and reliable service.

In this regard, and within the framework of the RQT process, on January 14, 2025, ENARGAS, through Resolution No. 16/2025, published the call for the public hearing held on February 6, 2025, with the purpose of considering, among other issues, the RQT for gas transportation and distribution, and the periodic adjustment methodology for gas transportation and distribution tariffs.

At this hearing, tgs presented, among other aspects, its expenditure and investment plan for the five-year period 2025-2029, the capital base, and the proposed WACC (9.98% real after taxes). Considering the tariff calculation methodology and the mentioned parameters, a tariff increase of 22.7% was requested compared to the tariffs in effect as of January 2025. Additionally, alternatives for the periodic tariff adjustment methodology were presented:

•	WPI, or
•	A polynomial formula composed of information published by INDEC:
o	30% WPI,
o	40% total registered wage index, and
o	30% construction cost index for materials.

On April 30, 2025, ENARGAS published Resolution No. 256/2025, which sets forth the conditions of the 5YTR for the 2025–2030 period. The main aspects include:

•	Regulatory capital base: determined as of December 31, 2024.
•	Discount rate (WACC): 7.18% real after taxes.
•	Initial tariff increase: weighted average of 3.67%, subsequently adjusted to 4.74% to be applied in 31 equal and consecutive monthly installments starting in May 2025 (the “RTQ Increase”).
•	Five-Year Investment Plan: totaling $279,107,575 (at June 2024 currency), subject to ENARGAS oversight.
•	Regulated operating expenses: defined for the 2025–2030 period.

The resolution also provides that the mechanism for periodic tariff adjustments will be based on a formula that equally combines the CPI and the WPI, both published by INDEC. However, the formal approval of this methodology was postponed.

Subsequent Tariff Update

Under Decree No. 371/2025, the Secretariat of Energy was designated as the enforcement authority to introduce contractual or tariff modifications. In line with this, on June 4, 2025, Resolution No. 241/2025 was issued, providing for the periodic update of transportation tariffs on a monthly basis (the ‘Periodic Update’), replacing the previous semiannual scheme.

On June 5, 2025, the Company agreed to said resolution, and ENARGAS, through Resolution No. 350/2025, approved the methodology for calculating the periodic adjustment and the tariff schedules effective as from June 6, 2025, which incorporate a Periodic Update of 2.81% and the application of the 5YTR Increase.

On July 1, 2025, Resolution No. 421/2025 was published, granting a Periodic Update of 0.62% and the corresponding 5YTR Increase. On August 1, September 1, October 1, November 1, December 1, 2025 and January 1 and February 1, 2026, through Resolutions No. 539/2025, 622/2025, 732/2025, 812/2025, 907/2025, 1001/2025 and 32/2026 and , a Periodic Update of 1.63%, 2.38%, 2.49%, 2.89%, 1.71%, 2.03% and 2.63%, respectively, was granted together with the corresponding 5YTR Increase, effective as from those dates.

b)	General framework for non-regulated segments

Domestic market

The Liquids Production and Commercialization and Midstream segments are not subject to regulation by ENARGAS, and as it is provided in the Transfer Agreement, have separate accounting information. However, over recent years, the Argentine Government enacted regulations which significantly impacted on it.

In April 2005, Law No. 26,020 – ‘Regulatory Framework for the Liquefied Petroleum Gas Industry and Marketing’ (‘Law 26,020’) was enacted, defining the regulatory framework for the Liquefied Petroleum Gas (‘LPG’) industry and marketing. Under this regime, the Secretariat of Energy establishes rules to ensure domestic supply, including the determination of minimum volumes and the setting of sales prices for the local market.

Since 2015, the ‘Plan Hogar’ (Household Cylinder Program) has been in force, which set maximum reference prices and mandatory supply quotas for producers, initially with economic compensations that were eliminated in February 2019. During 2025, supply obligations at regulated prices remained in place, with cumulative increases of 41.42% between December 31, 2024, and December 31, 2025 (ENARGAS Resolutions No. 11 and No. 216), reaching a price of $593,952 per ton at year-end 2025.

On January 24, 2025, the Secretariat of Energy issued Resolution No. 15/2025, effective as of that date, which:

i. eliminates the maximum sales price established for products supplied under the Household Cylinder Program (‘Plan Hogar’);

ii. sets as the price cap the export parity price published by the Secretariat of Energy under Law No. 26,020; and

iii. maintains the obligations to supply the domestic market but removes the previously required product contributions.

This amendment entails the release of the price under the Household Cylinder Program within the export parity limit, while maintaining the obligation to meet domestic demand.

Additionally, the Company participates in the Propane Gas Supply Agreement for Indiluted Propane Gas Distribution Networks (“Propane for Networks Agreement”) entered into with the Argentine Government and propane producing companies whereby it undertakes to supply propane to distributors and sub-distributors of indiluted propane gas through networks at a price lower than the market price, The Company receives an economic compensation for the lower revenues derived from the participation in this program, which is calculated as the difference between the agreed sales price and the reference export parity price determined by the Energy Secretariat.

Regarding the agreement valid until December 31, 2023, said document was signed on August 18, 2023, which was ratified by the Executive Branch by decree 496/2023 on October 2, 2023. During much of 2024, propane deliveries were made under the terms of the 2023 agreement, in accordance with an instruction from the SE. On November 6, 2024, tgs signed a new Propane Gas Supply Agreement for Undiluted Propane Gas Distribution Networks, valid until December 31, 2024. On September 22, 2025, the agreement was executed and remained in force until December 31, 2025.

As of December 31, 2025, the Argentine State owes tgs Ps. 12,720,094 for these concepts.

Foreign market

On September 3, 2018, the Executive Branch issued Decree No. 793/2018, which, between September 4, 2018 and December 31, 2020, sets an export duty of 12% on the exported amount of propane, butane and natural gasoline. This withholding is capped at $4 for each dollar of the tax base or the official FOB price.

Subsequently, following the enactment of the Solidarity Law, a cap of 8% was established for the rate applicable to hydrocarbons as of December 23, 2019.

Presidential Decree No. 488/2020 regulated the applicable tax rate on exports of certain oil and gas products, including those products that we export, establishing a range between 0% and 8% depending on the “ICE Brent first line” barrel price. If the price is below US$ 45, the tax rate will be zero. On the other hand, if the price is equal to or higher than US$ 60, an 8% tax rate will be paid, being variable if the price is between US$ 45 and US$ 60. During 2025, the withholding tax rate was 8%.

Decree No. 2,067 / 08 (the “Decree”)

Through the Decree, the Executive Branch created a tariff charge to be paid by: (i) the users of regulated services of transportation and / or distribution, (ii) natural gas consumers receiving natural gas directly from producers without making use of transportation systems or natural gas distribution, (iii) the natural gas processing companies in order to finance the import of natural gas. The tariff charge sets forth in this decree finance the higher price of the natural gas imports required to compensate the injection of natural gas necessary to meet national requirements (the “Charge”). When the Charge was created, tgs paid it in accordance with the provisions of Resolution I-563/2008, at Ps. 0.0492/m3.

Since its creation, the Charge had been subsidized by the Federal Government on a selective basis, depending on the end‑use of the natural gas. In November 2011, ENARGAS, pursuant to a delegation from the Federal Executive Branch, issued Resolutions No. 1,982/11 and 1,991/11 (the “Resolutions”), which amended both the list of beneficiaries of the subsidy and the amount of such subsidy. These changes resulted in an increase in the Charge for many of our customers and even for certain own‑use natural gas consumptions of TGS. As a result, the Charge applicable to the Company increased from Ps. 0.0492 to Ps. 0.405 per m³ consumed, effective December 1, 2011, representing a significant increase in the variable costs associated with natural gas processing activities carried out on the Company’s own behalf.

In order to avoid this damage, tgs appealed against the Presidential Decree and the Resolutions including National Government, ENARGAS and ex MPFIPyS as defendants.

For further information regarding the legal action filed the Company, see Note 20.a).

On March 28, 2016, the former Ministry of Energy and Mining (“MINEM”) issued Resolution No. 28/2016, which, in its Article 7, repealed—effective April 1, 2016—the administrative acts related to the determination of the Charge. However, this Resolution did not annul or declare unlawful the Decree and the Resolutions previously issued; therefore, the legal action initiated by the Company continues its course.

c)	Essential assets

A substantial portion of the assets transferred by GdE has been defined as essential for the performance of the natural gas transportation service. Therefore, tgs is required to keep separated and maintain these assets, together with any future improvements, in accordance with certain standards defined in the License.
tgs may not, for any reason, dispose of, encumber, lease, sublease or loan essential assets nor use such assets for purposes other than the provision of the licensed service without ENARGAS´s prior authorization. Any expansion or improvements that it makes to the gas pipeline system may only be encumbered to secure loans that have a term of more than one year to finance such extensions or improvements.

Upon expiration of the License, tgs will be required to transfer to the Argentine government or its designee, the essential assets listed in an updated inventory as of the expiration date, free of any debt, encumbrances or attachments. If the Company decides not to continue with the license, tgs will receive a compensation equal to the lower of the following two amounts:

i)
the net book value of the essential assets determined on the basis of the price paid by the acquiring joint arrangements, and the original cost of subsequent investments carried in US dollars and adjusted by the PPI, net of accumulated depreciation according to the calculation rules to be determined by ENARGAS; or

ii)	the net proceeds of a new competitive bidding (the “New Bidding”).

Once the period of the extension of the License expires, tgs will be entitled to participate in the New Bidding, and thus, it shall be entitled to:

i)
that its bid in the New Bidding be computed at an equal to the appraisal value to be determined by an investment bank selected by ENARGAS, which represents the value of the business of providing the licensed service as it is driven by the Licensee at the valuation date, as a going concern and without regard to the debts;

ii)	to obtain the new License, without payment, in the event that any bid submitted in the New Bidding exceeds the appraised value;

iii)	to match the best bid submitted by third parties in the New Bidding, if it would be higher than its bid mentioned in (i), paying the difference between both values to obtain the new License;

iv)	if the Company is unwilling to match the best bid made by a third party, to receive the appraisal value mentioned in (i) as compensation for the transfer of the Essential Assets to the new licensee.

Dedicated Branch

On September 5, 2024, General Resolution No. 19/2024 of the General Inspectorate of Justice (“IGJ Resolution 19/2024”) was published in the Official Gazette of the Argentine Republic, by means of which the regulation of the so-called Dedicated Branches for the RIGI provided for in Law No. 27,742, under the terms of its article 170, is established. This regime is designed to attract and encourage large-scale investments, both domestic and foreign, with the aim of boosting the country's economic development.

The RIGI offers fiscal and legal incentives. These include:

•	Reduction in the income tax rate, from 35% of the current rate to 25% for the Dedicated Branch.
•	Accelerated amortization of assigned assets.
•	Early refund of VAT.
•	Calculation of 100% of the tax on bank debits and credits.
•	Customs and exchange benefits.

On December 2, 2024, the Executive Branch issued Decree No. 1060/2024 (the “Decree 1060”) declaring the private initiative presented by tgs to be of national public interest. This project aims to expand the Perito Moreno Gas Pipeline (formerly the Néstor Kirchner Gas Pipeline) through the construction of 3 new compressor plants and the upgrading of the Tratayén and Salliqueló compressor plants.

The aforementioned works to expand the Perito Moreno Gas Pipeline will be incorporated into the concession duly granted to IEASA, currently ENARSA, by Decree No. 76/2022.

The price of the transport capacity resulting from the expansion, to be paid to the successful bidder, will be the price resulting from the public tender. The law applicable to this work will be governed by the provisions of Law No. 17,319. The resulting incremental capacity may be marketed by the successful bidder to third parties.

Additionally, Decree 1060 includes the express commitment of tgs to carry out the expansion works that are necessary for the final sections of its licensed system, regardless of whether or not it is awarded the public tender to be carried out.

On January 31, 2025, PEN Decree No. 54/2025 established that the Private Initiative submitted by TGS shall be governed by the contracting system provided for in Article 6 of Decree No. 76 dated February 11, 2022, which stipulates that ENARSA, with the approval of the Ministry of Economy, may enter into freely negotiated contracts regarding transportation capacity with producers and/or shippers for the construction or expansion, in whole or in part, of the Perito Moreno Pipeline. Finally, on February 25, 2025, the Ministry of Economy issued Resolution No. 169/2025, delegating to the Secretariat of Energy and ENARSA the responsibility for carrying out the bidding process for the Private Initiative. This resolution also sets forth a series of guidelines that ENARSA must consider when preparing the bidding specifications.

The project was declared to be of national public interest and authorized for bidding by ENARSA. Within this framework, on May 22, 2025, ENARSA launched National and International Public Tender GPM No. 01/2025, whose award to tgs was approved by the Secretariat of Energy on October 17, 2025.

On October 26, 2025, the Dedicated Branch submitted an application for adhesion to the RIGI.

Furthermore, tgs undertook the commitment to carry out a complementary expansion in the final sections of its licensed system, works necessary to achieve the objectives of the project.

The works are scheduled to be completed by April 30, 2027.